UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 10, 2004



                               THERMOGENESIS CORP.
             (Exact name of registrant as specified in its charter)



               Delaware                  0-16375                94-3018487
               ---------                 --------               ----------
(State or other jurisdiction of      (Commission File        (I.R.S. Employer
 incorporation or organization)          Number)             Identification No.)

                                2711 Citrus Road
                        Rancho Cordova, California 95742
                        --------------------------------
    (Address and telephone number of principal executive offices) (Zip Code)

                                 (916) 858-5100
                                 --------------
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Section 2 - Financial Information
---------------------------------

Item 2.02 Results of Operations and Financial Condition.

     ThermoGenesis Corp. announced its results for the fiscal year ended June 30, 2004 on the attached press release.

Section 9 - Financial Statements and Exhibits
---------------------------------------------

Item 9.01 Financial Statements and Exhibits.

         Exhibit No.       Exhibit Description
         -----------       -------------------

         99 Press release announcing fiscal June 30, 2004 year end results

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    THERMOGENESIS CORP.,
                                    a Delaware Corporation


Dated:  September 10, 2004          /s/ Renee Ruecker
        ------------------          --------------------------------------------
                                    Renee Ruecker,
                                    Chief Financial Officer